EXHIBIT 10.8


June 30, 2008

                        OPTION EXERCISE NOTICE AND AGREEMENT

VIA FACSIMILE ((310) 432-1958), EMAIL AND FEDEX COURIER

Interplay Entertainment Corp.
100 Crescent Drive
Beverly Hills, CA 90210
Attn: CEO

with a copy (via facsimile only) to:

Interplay Entertainment Corp.
Legal Department
310-432-1959

         Re:   EXERCISE OF PURCHASE OPTION

Dear Sirs:

         This option exercise notice ("OPTION EXERCISE AGREEMENT"), dated effective on the date written above (the "EFFECTIVE DATE") shall serve to inform Interplay Entertainment Corp. ("INTERPLAY") that Atari Interactive, Inc. ("ATARI INTERACTIVE" and, collectively with Interplay, the "PARTIES") hereby elects to exercise its option to purchase intellectual property rights with respect to the D&D Game IP (the "OPTION") for the sum of One Million Fifty Thousand Dollars (the "PURCHASE PRICE") to be paid in the form of the Note Forgiveness (as defined hereinbelow) pursuant to the Option Agreement to Purchase Intellectual Property Rights dated November 11, 2005, including Amendments 1, 2 and 3 thereto, between Interplay and Atari Interactive (the "PURCHASE OPTION AGREEMENT"). Attached hereto as EXHIBIT A is a true and correct copy of said document.

         In connection with the foregoing option exercise, the Parties hereby agree as follows:

         1. Notwithstanding the expiration of the Option Period, Interplay hereby (i) confirms and agrees that this Option Exercise Agreement constitutes a full, valid and effective exercise of the Option, (ii) to the extent required for a full, effective and valid exercise of the Option, consents to an automatic extension of the Option Period, and (iii) waives any objection or claim in connection with any (if any) untimeliness or deemed untimeliness in the exercise of the Option by Atari Interactive.

         2. Reference is made to the letter dated March 14, 2008 (the "AITD LETTER") from Herve Caen, Interplay CEO, to Atari Interactive and certain of its affiliates regarding the forthcoming sequel to Alone in the Dark, working title "Alone in the Dark" (the "2008 AITD GAME"). Notwithstanding anything in the AITD Letter to the contrary, Interplay hereby waives any and all of its claims, rights, liens, encumbrances and causes of action with respect to any intellectual property rights or other rights in or to, or used in connection with
                  (i) the 2008 AITD Game or (ii) the "Alone in the Dark" franchise.

         3. Reference is made to the letter dated March 14, 2008 (the "SLA LETTER") from Herve Caen, Interplay CEO, to Atari Interactive and certain of its affiliates regarding November 3, 2005 Software License Agreement between and among Interplay, Atari Interactive and Atari Europe SASU with respect to the licensing of certain product provided on Appendix 1 thereof relating to Baldur's Gate, Baldur's Gate 2, Baldur's Gate Dark Alliance, Baldur's Gate Dark Alliance 2, Icewind Dale and Planescape (the "SLA"). Notwithstanding anything in the SLA Letter to the contrary, to the extent that the SLA Letter constitutes a notice from Interplay of any alleged breach of the SLA by Atari Interactive and/or Atari Europe SASU, Interplay hereby cancels, revokes and withdraws such notice of alleged breach of the SLA, with prejudice. In addition, Interplay hereby forever irrevocably waives, and releases Atari Interactive and its affiliates, including Atari Europe SASU, from, any and all claims, demands, causes of action and other liability arising under or in connection with or relating to the SLA.

         4. For the avoidance of doubt, concurrent with the execution of this document, and as a condition to Atari Interactive's delivery of the Note Forgiveness, Interplay shall deliver the following items, each executed by a duly authorized officer of Interplay (collectively, the "INTERPLAY CLOSING DELIVERABLES"):

                  a. an assignment and assumption agreement, in the form attached hereto as EXHIBIT B, with respect to the assignment by Interplay to Atari Interactive of the Assigned Contracts (as defined in Section 1(a) of the Purchase Option Agreement);

                  b. a short-form assignment of trademarks in the form attached hereto as EXHIBIT C; and

                  c. a short-form assignment of copyrights in the form attached hereto as EXHIBIT D.

         5. Interplay represents and warrants that it has delivered to Atari Interactive all source codes, object codes, documentation, archival materials, a/v assets, and marketing or other creative assets in Interplay's possession or control of, for or relating to any of the D&D Game IP (collectively, "D&D RELATED ASSETS"), and to the extent that any of the foregoing have not been delivered to Atari Interactive, they do not exist. Notwithstanding the foregoing representation and warranty, in the event that, subsequent to the Effective Date, Interplay identifies any D&D Related Assets that have not been delivered to Atari Interactive, Interplay shall promptly notify Atari Interactive thereof and Atari Interactive shall have the right to purchase each such item at a cost of One United States Dollar ($1.00). Interplay represents and warrants that none of the Assigned Contracts has been amended since the Effective Date of the Purchase Option Agreement (i.e., November 11, 2005).

         6. Atari Interactive agrees and acknowledges that as between Atari Interactive and Interplay, Interplay is the sole owner of the trademark Dark Alliance (Trademark Application No. 77358969) and that Atari Interactive has no claim, either in trademark, copyright or otherwise, to the Dark Alliance trademark (as distinct from the BALDUR'S GATE DARK ALLIANCE trademark) and will not interfere with any efforts by Interplay to register said trademark.

         7. Subject to receipt of the Interplay Closing Deliverables, concurrent with execution of this document Atari Interactive shall deliver the following item, each executed by a duly authorized officer of Atari Interactive: Atari Interactive shall deliver to Interplay a signed instrument reasonably acceptable to Interplay reflecting full and final forgiveness and cancellation by Atari Interactive of any balance due to Atari Interactive from Interplay pursuant to the Interplay Note dated August 19, 2004, a true and correct copy of the note of forgiveness which is attached hereto as EXHIBIT E (the "NOTE FORGIVENESS"). Interplay and Atari acknowledge and agree that the Purchase Price shall be deemed to be paid in full upon receipt by Interplay of the Note Forgiveness.

         8. Subsequent to the Closing, and promptly upon reasonable request by Atari Interactive, Interplay will cooperate with Atari Interactive in obtaining the Console Manufacturer Authorization Letters. Atari Interactive shall be responsible for preparing any such authorization letter in a form reasonably acceptable to Interplay.

         9. Atari Interactive hereby waives the requirement that Interplay deliver the Snowblind Consent or Bioware Consent upon Closing, provided that Interplay shall cooperate with Atari Interactive subsequent to Closing in obtaining such consents.

         10. In the event of a conflict between this Option Exercise Agreement and the Purchase Option Agreement, the terms of the Purchase Option Agreement shall control.

         11. The Closing shall be deemed completed upon execution of this document by both Parties.

         12. Capitalized terms in this Option Exercise Agreement have the same meaning as given to them in the Purchase Option Agreement. The notice, governing law and jurisdictional provisions of the Purchase Option Agreement shall also apply to this Option Exercise Agreement, and are expressly incorporated herein.



                                           Sincerely,

                                           ATARI INTERACTIVE, INC.



                                       By:
                                           -----------------------------------
                                           Frederic Armitano-Grivel
                                           Senior Vice President Legal Affairs
                                           Date signed:


ACCEPTED AND AGREED:


INTEPLAY ENTERTAINMENT CORP.



By: ________________________________
Title: _____________________________
Date signed: _______________________

                                    EXHIBIT A

               TRUE AND CORRECT COPY OF PURCHASE OPTION AGREEMENT


Attached.

                                    EXHIBIT B

                 SHORT-FORM ASSIGNMENT AND ASSUMPTION AGREEMENT


Attached.

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is made and entered into effective as of July 24, 2008 (the "Effective Date"), by and between Atari Interactive, Inc., a Delaware corporation ("Purchaser") and Interplay Entertainment Corp., a Delaware corporation ("Seller").

                                    RECITALS

         A. Reference is made to the Option Agreement to Purchase Intellectual Property Rights between Seller and Purchaser, entered into as of November 11, 2005 (the "Purchase Option Agreement") and the option exercise agreement between Purchaser and Seller of even date herewith (the "Option Exercise Agreement").

         B. Pursuant to the Purchase Option Agreement, Seller has agreed to assign to Purchaser the Assigned Contracts (among other purchased assets, including the D&D Game IP) and Purchaser has agreed to assume the Assigned Contracts (excluding any liabilities with respect to the period prior to the Effective Date) under such Purchase Option Agreement; and

         C. The parties desire to set forth their understandings in writing with respect to the assignment and assumption of such agreements, obligations and liabilities.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the Purchase Option Agreement and Option Exercise Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

         1) ASSIGNMENT AND POWER OF ATTORNEY. Seller hereby sells, assigns, conveys, transfers and sets over to Purchaser all of Seller's right, title and interest in and to the Assigned Contracts. Seller hereby irrevocably constitutes and appoints Purchaser, and its successors and assigns, as its attorney-in-fact, with full power of substitution, in its name or otherwise, on behalf of Seller for Purchaser's use, to claim, demand, collect, and receive at any time and from time to time any and all of the Assigned Contracts hereby sold, assigned and transferred.

         2) ASSUMPTION OF CONTRACTS AND ASSUMED LIABILITIES. Purchaser hereby accepts the assignment to it of all of Seller's right, title and interest in and to the Assigned Contracts and Purchaser assumes and agrees to be bound by the Assigned Contracts and to keep, perform, discharge and fulfill each and all of the covenants, agreements, terms, provisions, conditions and obligations required to be kept, performed and fulfilled by Seller under the Assigned Contracts from and after the Effective Date, including without limitation the making of all payments under the Assigned Contracts with respect to the period from and after the Effective Date as and when the same are due and payable.

         Purchaser shall assume all liability related to the Assigned Contracts from the Effective Date onward, with the exception of the period from June 30, 2008 through July 24, 2008, for which time period Seller agrees to assume all liability, should any such liability arise.

         3) DEFINED TERMS. Capitalized terms used in this Agreement, and not defined herein, shall have the meanings given them in the Purchase Option Agreement.

         4) BINDING AGREEMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         5) PURCHASE OPTION AGREEMENT. Seller and Purchaser, by each of their execution of this Agreement, each hereby acknowledges and agrees that the terms and provisions of the Purchase Option Agreement and the Option Exercise Agreement shall apply to this Agreement, and the terms and conditions of this Agreement shall be construed consistently therewith.

         6) EFFECTIVE DATE. This Agreement shall be deemed effective for all purposes as of the Effective Date.

         7)       GOVERNING  LAW.  This   Agreement   shall  be  interpreted  in
accordance with the substantive laws of the State of New York applicable to contracts made and to be performed wholly within said State.

         8) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which shall constitute one and the same instrument. This Agreement may be executed via facsimile.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN  WITNESS  WHEREOF,   the  undersigned   parties  have  executed  this
Assignment and Assumption Agreement as of the date first written above.


                                  ATARI INTERACTIVE, INC. ("PURCHASER")



                                  By:_________________________________

                                  Its:_________________________________



                                  INTERPLAY ENTERTAINMENT CORP.  ("SELLER")


                                  By:_________________________________

                                  Its:_________________________________

                                    EXHIBIT C

                       SHORT-FORM ASSIGNMENT OF TRADEMARKS



Attached.

                            UNITED STATES OF AMERICA

                         SHORT FORM TRADEMARK ASSIGNMENT


This Short Form Trademark Assignment is subject to all the terms and conditions of that certain Option Agreement to Purchase Intellectual Property Rights, between Atari Interactive, Inc., a Delaware corporation with its principal office located at 417 5th Avenue, New York, New York 10016 ("ATARI INTERACTIVE"), and Interplay Entertainment Corp., a Delaware limited liability company with its principal office located at 100 Crescent Drive, Beverly Hills, CA 90210 ("INTERPLAY") entered into as of November 11, 2005 (the "PURCHASE OPTION AGREEMENT") and the option exercise agreement between Atari Interactive and Interplay of even date herewith. In the event of a conflict between this Short Form Trademark Assignment and either the Purchase Option Agreement or the Option Exercise Agreement, the terms of the Purchase Option Agreement or the Option Exercise agreement, as the case may be, shall control.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Interplay hereby sells, assigns, grants, transfers and conveys to Atari Interactive all of Interplay's right, title and interest of every kind and nature throughout the universe in perpetuity in and to all of the Trademarks (as defined in the Purchase Option Agreement) set forth on SCHEDULE 1 attached hereto and incorporated herein by this reference.

Interplay's sale, assignment, grant, transfer and conveyance of its rights in and to the Trademarks shall include, without limitation, all rights that may now or hereafter be vested in or controlled by Interplay or any Affiliate (as defined in the Assignment Agreement) of Interplay, together with all national, foreign and state registrations, applications for registration and renewals and extensions thereof and all common law rights; all goodwill associated therewith; and all benefits, privileges, causes of action, remedies and (with respect solely to the period as from the date of this Short Form Trademark Assignment) liabilities relating to any of the foregoing, whether before or hereafter accrued (including, without limitation, the exclusive rights to apply for and maintain all such applications, registrations, renewals and/or extensions; to sue for all past, present or future infringements or other violations of any rights in the Trademarks; and to settle and retain proceeds from any such actions), and any and all of Interplay's or any Affiliate of Interplay's other right, title and interest of every kind and nature whatsoever in and to the foregoing.

IN WITNESS WHEREOF, a duly authorized officer of Interplay has executed this Short Form Trademark Assignment on July 24, 2008.

                                     INTERPLAY ENTERTAINMENT CORP.



                                     By:
                                         ---------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

Interplay Entertainment Corp.
Option Exercise and Waiver
July 24, 2008
Page 2



UNITED STATES OF AMERICA

STATE OF ___________________________________

COUNTY OF ________________________________


        On this ________________ day of ___________________, 2006, before me,


-----------------------------------------------------------------,
   (NAME, TITLE OF OFFICER - E.G., "JANE DOE, NOTARY PUBLIC")

personally appeared __________________________________________________________
                             (NAME OF SIGNER)

personally known to me - or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.


                            WITNESS my hand and official seal.


                            -------------------------------------------------
                            (Signature of Notary)

                     SCHEDULE I TO ASSIGNMENT OF TRADEMARKS

TRADEMARKS

---------------------------- ----------------- ----------- -------------- --------------
                                                            APPLICATION   REGISTRATION
         TRADEMARK              TERRITORY        CLASS        NUMBER         NUMBER
---------------------------- ----------------- ----------- -------------- --------------
Baldur's Gate Throne of      USA                   9         78066852
Bhaal
---------------------------- ----------------- ----------- -------------- --------------
Baldur's Gate Dark Alliance  USA                   9         78050716
---------------------------- ----------------- ----------- -------------- --------------
Planetscape: Torment         USA                   9         76026377
---------------------------- ----------------- ----------- -------------- --------------
Throne of Bhaal              USA                   9         78066854
---------------------------- ----------------- ----------- -------------- --------------

                                    EXHIBIT D

                       SHORT-FORM ASSIGNMENT OF COPYRIGHTS



Attached.

                            ASSIGNMENT OF COPYRIGHTS

         The undersigned, as the duly authorized agent and on behalf of Interplay Entertainment Corp., a Delaware corporation located and doing business at 100 Crescent Drive, Beverly Hills, CA 90210, which is the sole author of the works listed in the attached Schedule I incorporated herein by reference, for good and valuable consideration, receipt of which is hereby acknowledged, hereby sells, assigns, and sets over to Atari Interactive, Inc., a Delaware corporation with its principal place of business at 417 Fifth Ave., New York, NY 10016, all right, title and interest in and to the works, all copyrights inuring to the works, including all renewals and extensions of such rights that may be secured under the laws now or hereafter in force and effect in the United States of America or in any other country or countries, including the right to sue for past, present and future infringement.

         DATED this July 24, 2008.



                                      INTERPLAY ENTERTAINMENT CORP.


                                      By:_________________________________
                                       Print Name:

State of [  ]             )
                          )  ss.
County of ________________)

         I   certify   that  I  know  or   have   satisfactory   evidence   that
___________________________ is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the ______________________________ of INTERPLAY ENTERTAINMENT CORP. to be the free and voluntary act of such party for the uses and purposed mentioned in the instrument.


                                 Dated__________________________________________

                                 -----------------------------------------------
                                 Notary Public
                                 My appointment expires ________________________

                                   SCHEDULE I
                           TO ASSIGNMENT OF COPYRIGHTS



---------------------------------------------------------- --------------------
                              NAME                           REGISTRATION #
---------------------------------------------------------- --------------------
Baldur's Gate (registered by Bioware)                      TX4-922-293
---------------------------------------------------------- --------------------
Baldur's Gate: Sword Coast (registered by Bioware)         TX4-955-063
---------------------------------------------------------- --------------------
Icewind Dale                                               PA 973-370
---------------------------------------------------------- --------------------
Planetscape: Torment                                       TX5-085-749
---------------------------------------------------------- --------------------

                                    EXHIBIT E

                            FORM OF NOTE FORGIVENESS



Attached.

June 30, 2008

                         FORGIVENESS OF PROMISSORY NOTE

VIA FACSIMILE ((310) 432-1958), EMAIL AND FEDEX COURIER


       Re: Option Agreement to Purchase Intellectual Property Rights dated November 11, 2005, including Amendments 1, 2 and 3 thereto, between Interplay Entertainment Corporation ("INTERPLAY") and Atari Interactive, Inc. ("ATARI INTERACTIVE") (the "PURCHASE OPTION AGREEMENT")

Dear Sirs:

Reference is made to the Purchase Option Agreement.

Please be advised that, in accordance with the provisions of the Purchase Option Agreement, Atari Interactive hereby forgives, releases and forever discharges Interplay's Demand Promissory Note, dated August 19, 2004 and any obligations thereunder, issued in favor of Atari Interactive (the "INTERPLAY NOTE"), which Interplay Note is hereby deemed to be fully paid and satisfied as a result of the completion of the transactions contemplated by the Purchase Option Agreement, effective as of the date first written above.

Sincerely yours,


ATARI INTERACTIVE, INC.


By: _______________________
Name:
Title:
Date signed: